AMERICAN GENERAL LIFE INSURANCE COMPANY

                       SEPARATE ACCOUNT VL-R
                       SEPARATE ACCOUNT VUL
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                       SEPARATE ACCOUNT A
                       SEPARATE ACCOUNT D
                       SEPARATE ACCOUNT VA-1
                       SEPARATE ACCOUNT VA-2
                   VARIABLE ANNUITY CONTRACTS

                   SUPPLEMENT DATED MAY 17, 2011
                   TO PROSPECTUSES, AS AMENDED

American General Life Insurance Company ("AGL") is amending its variable universal life insurance Policy prospectuses and variable annuity Contract prospectuses (collectively, the "prospectuses") for the sole purpose of replacing information in the "General Information" section of the prospectuses.

The following paragraphs replace information under the subheading "American General Life Insurance Company" in the "General Information" section of the prospectuses:

On September 22, 2008, American International Group, Inc. ("AIG") entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter AGL's obligations to you. It is expected that over time the Treasury Department will sell its shares of the AIG Common Stock on the open market.

More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov.